Exhibit 99.1

Directions to the Company’s Special Meeting of Stockholders are posted on the “Our Shareholders” section of the Company’s internet web site, http://www.cifc.com, and may also be obtained by contacting the Company’s Investor Relations Department by email at Investor@cifc.com or by phone at (646) 367-6633.

CIFC CORP.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of CIFC Corp., a Delaware corporation (the “Company”), hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Company’s Special Meeting of Stockholders to be held on December 16, 2015 at 9:00 a.m. EST (the “Meeting”). The undersigned stockholder(s) of the Company hereby appoint(s) Julian Weldon and Jeanette Miller or either of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting to be held at the offices of CIFC Corp, 250 Park Avenue, 4th Floor, New York, New York 10177, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted “FOR” Proposal No 1.

(continued and to be signed on reverse side)

1.1	14475

SPECIAL MEETING OF STOCKHOLDERS OF

CIFC CORP.

To be held on
December 16, 2015 at 9:00 a.m. EST
at the offices of CIFC Corp.
250 Park Avenue, 4th Floor, New York, New York 10177

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/16009/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

00030000000000000000 4	121615

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
			1. To approve the merger under the Agreement and Plan of Merger, dated November 11, 2015, by and among CIFC Corp., CIFC LLC and CIFC Merger Corp.	☐	☐	☐

This item of business is more fully described in the proxy statement. The record date for the Special Meeting is November 18, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:		Signature of Stockholder			Date:

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

CIFC CORP.

To be held on
December 16, 2015 at 9:00 a.m. EST
at the offices of CIFC Corp.
250 Park Avenue, 4th Floor, New York, New York 10177

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER

Vote online/phone until 11:59 PM EDT on December 15, 2015.
ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/16009/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000000000 4	121615

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
			1. To approve the merger under the Agreement and Plan of Merger, dated November 11, 2015, by and among CIFC Corp., CIFC LLC and CIFC Merger Corp.	☐	☐	☐

This item of business is more fully described in the proxy statement. The record date for the Special Meeting is November 18, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:		Signature of Stockholder			Date:

Note:      Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.